UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

July 31, 2018

Annual Report

to Shareholders

DWS Large Cap Focus Growth Fund

(formerly Deutsche Large Cap Focus Growth Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
12	Investment Portfolio
16	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights

24	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
36	Information About Your Fund’s Expenses
37	Tax Information
38	Advisory Agreement Board Considerations and Fee Evaluation
43	Board Members and Officers
48	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Large Cap Focus Growth Fund

Letter to Shareholders

Dear Shareholder:

As you know, we as Deutsche Asset Management adopted our existing European brand, DWS, globally, earlier this year. In connection with that change, “DWS” will now replace “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Large Cap Focus Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 9 for more complete performance information.

DWS Large Cap Focus Growth Fund returned 15.47% during the 12-month period ended July 31, 2018, underperforming the 22.84% return of its benchmark, the Russell 1000 Growth Index.

Management Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced, bottom-up selection process to identify companies it believes have above-average and sustainable growth potential.

U.S. equities produced a strong gain in the past 12 months, reflecting the backdrop of elevated investor optimism. Stocks were spurred higher by an ongoing economic expansion that was highlighted by falling unemployment, reduced regulation, and rising confidence among both consumers and businesses. The market was also boosted by better-than-expected corporate profits and a meaningful improvement in earnings estimates for the full 2018 calendar year. Earnings gained a dual benefit from the effect of higher top-line revenues and the reduction in the corporate tax rate in December 2017. While certain factors disrupted market performance from time to time — including concerns about rising interest rates and shifts in U.S. trade policy — the strength in corporate profits provided a firm underpinning for stocks and helped keep any downturns in the broader market relatively limited in both size and duration.

The growth style finished well ahead of value, as investors continued to gravitate toward companies with higher earnings growth over those with larger dividend yields and/or more defensive characteristics. Growth stocks also had lower leverage and better debt-coverage ratios than their

4	|	DWS Large Cap Focus Growth Fund

value counterparts, and their shareholders were rewarded with higher returns on equity. In addition, growth stocks have historically had lower sensitivity to increasing interest rates since their businesses have become less capital intensive over time. In this environment, the 22.84% gain for the Russell 1000 Growth Index exceeded the 9.54% return for the Russell 1000 Value Index by more than thirteen percentage points.

“While	the valuations of some segments of the growth universe look full at this time, we continue to identify compelling investment opportunities that are driven by improving fundamentals and above-average earnings growth.“

Fund Performance

Although the Fund largely participated in the rally in U.S. equities, it trailed the benchmark due largely to the underperformance of a handful of holdings in the health care and information technology (IT) sectors. The biotech firm Celgene Corp., which reduced its long-term earnings expectations due to the eroding growth outlook for its core product and several issues in its recent trials, was the largest detractor in health care. Allergan PLC*, which was affected by heightened generic competition for a medication used to treat dry eyes, and Shire PLC*, which came under pressure from rising competition and concerns about a weaker pipeline of new products, further weighed on performance. While we sold out Allergan and Shire, we maintained the position in Celgene on the belief that the company is poised to benefit from several positive catalysts regarding clinical and regulatory developments. Health care was the Fund’s largest sector overweight at the end of the period, as we continued to view it as being home to an abundance of the fast-growing companies in which we seek to invest.

The technology sector proved to be a challenging area, as well. Shares of Switch, Inc., a designer, owner and operator of data centers that are considered the most advanced in the industry, was the largest detractor. The stock declined on evidence of potential industry oversupply and earnings that came in below expectations. Broadcom, Inc.* also experienced weak returns after announcing an acquisition. We sold the position on the belief that this move represented a significant change in the company’s strategy.

DWS Large Cap Focus Growth Fund	|	5

On the positive side, we generated the widest margin of outperformance in the industrials sector, where the railroad operator Norfolk Southern Corp. was the most notable contributor. The stock rallied due to the company’s effective execution of its plan to improve operational performance, as well as the tailwind of rising freight volumes from the growing economy. The aerospace giant Boeing Co. also made a sizable contribution after reporting several quarters of rising profits and solid trends in its 787 line, as well as better-than-expected free cash flow and forward guidance. Consumer staples was an additional area of strength for the Fund thanks to its holdings in Estee Lauder Companies, Inc., and Costco Wholesale Corp.

Outside of these two sectors, the electronic payment networking provider Visa, Inc. was the leading individual contributor. The company continued to benefit from several tailwinds, including growth in global consumption trends, the secular shift to electronic forms of payments, and technological innovation, which translated to robust financial results and a positive long-term outlook. The Fund also benefited from its position in the life-sciences tools provider Thermo Fisher Scientific, Inc. and its underweight position in the social platform Facebook, Inc., which was faced with worries about data privacy issues.

Outlook

The U.S. economy remains in an extended cycle characterized by a gradual economic expansion, contained inflation, and low interest rates, which has helped support the relative performance of companies that can demonstrate strong organic growth. While the valuations of some segments of the growth universe look full at this time, we continue to identify compelling investment opportunities that are driven by improving fundamentals and above-average earnings growth, as well as a situations where temporary price declines may offer a good entry point for long-term upside. In particular, we like the prospects for businesses whose competitive advantages and exposure to important secular themes provide a path for long-term earnings growth.

With this as background, our bottom-up investment process led us to hold overweight positions in the health care, financials and telecommunications services sectors as of the close of the period. Conversely, the Fund was underweight in information technology, consumer staples, industrials and materials. We found especially attractive investments in health care, where

6	|	DWS Large Cap Focus Growth Fund

we identified innovative leaders in the medical-device space that are addressing unmet needs and helping improve patient outcomes. In technology, we took advantage of short-term pullbacks in companies with distinct competitive advantages in areas such as outsourced IT services for digital transformation, cloud-based software solutions, and the internet of things. We believe these areas can benefit from strategic corporate IT investments targeted to enhance productivity and improve competitive positioning. We also increased the Fund’s investments in companies in the earlier stages of the growth life cycle, particularly those with accelerating top-line growth and products or services in the early phase of adoption. Since these stocks tend to be riskier, we typically do not hold more than 10% of net assets in this category. Overall, we believe these types of innovative, growing companies can continue to perform well even if the performance of the broader growth category begin to cool.

*	Not held in the portfolio as of July 31, 2018

Portfolio Manager

Sebastian P. Werner, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of stocks in the Russell 1000 Index with lower price/book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

DWS Large Cap Focus Growth Fund	|	7

Performance Summary	July 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/18
Unadjusted for Sales Charge	15.47%	14.55%	9.99%
Adjusted for the Maximum Sales Charge (max 5.75% load)	8.83%	13.21%	9.34%
Russell 1000® Growth Index†	22.84%	15.83%	12.37%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/18
Unadjusted for Sales Charge	14.60%	13.70%	9.17%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	14.60%	13.70%	9.17%
Russell 1000® Growth Index†	22.84%	15.83%	12.37%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/18
No Sales Charges	15.75%	14.84%	10.24%
Russell 1000® Growth Index	22.84%	15.83%	12.37%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/18
No Sales Charges	15.78%	14.86%	10.34%
Russell 1000® Growth Index†	22.84%	15.83%	12.37%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2017 are 1.25%, 1.99%, 0.98% and 0.98% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

8	|	DWS Large Cap Focus Growth Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
7/31/18	$47.19	$39.84	$49.22	$49.88
7/31/17	$42.39	$36.29	$44.09	$44.65
Distribution Information as of 7/31/18
Income Dividends, Twelve Months	$—	$—	$.05	$.05
Capital Gain Distributions, Twelve Months	$1.60	$1.60	$1.60	$1.60

DWS Large Cap Focus Growth Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/18	7/31/17
Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	7/31/18	7/31/17
Information Technology	39%	32%
Consumer Discretionary	18%	12%
Health Care	17%	23%
Industrials	11%	10%
Financials	7%	7%
Consumer Staples	3%	7%
Real Estate	2%	3%
Telecommunication Services	1%	2%
Materials	1%	3%
Energy	1%	1%
	100%	100%

10	|	DWS Large Cap Focus Growth Fund

Ten Largest Equity Holdings at July 31, 2018 (44.9% of Net Assets)
1	Microsoft Corp.	6.3%
	Develops, manufactures, licenses, sells and supports software products
2	Alphabet, Inc.	6.2%
	Holding company with subsidiaries that provide web-based search, maps, hardware products and various software applications
3	Visa, Inc.	5.1%
	Operates a retail electronic payments network and manages global financial services
4	Amazon.com, Inc.	5.0%
	Online retailer offering a wide range of products
5	Apple, Inc.	5.0%
	Designs, manufactures and markets personal computing and mobile communication devices
6	Home Depot, Inc.	4.0%
	Home improvement retailer that sells building materials and home improvement products
7	Becton, Dickinson & Co.	3.9%
	Provider of medical supplies and devices
8	Progressive Corp.	3.5%
	Provider of property and casualty insurance
9	Intercontinental Exchange, Inc.	3.0%
	Operates global commodity and financial products
10	Thermo Fisher Scientific, Inc.	2.9%
	Manufacturer of measurement instruments that monitor, collect, and analyze information for various industries

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

DWS Large Cap Focus Growth Fund	|	11

Investment Portfolio	as of July 31, 2018

	Shares	Value ($)
Common Stocks 96.7%
Consumer Discretionary 17.3%
Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	29,400	4,631,676
Internet & Direct Marketing Retail 7.5%
Amazon.com, Inc.*	7,100	12,619,824
Booking Holdings, Inc.*	2,000	4,057,440
Netflix, Inc.*	6,000	2,024,700

		18,701,964
Media 1.0%
Comcast Corp. “A”	73,400	2,626,252
Multiline Retail 1.9%
Dollar General Corp.	48,000	4,711,200
Specialty Retail 5.0%
Floor & Decor Holdings, Inc. “A”*	53,000	2,530,750
Home Depot, Inc.	50,900	10,053,768

		12,584,518

Consumer Staples 3.0%
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	22,500	4,920,975
Personal Products 1.0%
Estee Lauder Companies, Inc. “A”	18,600	2,509,884

Energy 0.9%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	14,700	2,143,995

Financials 6.5%
Capital Markets 3.0%
Intercontinental Exchange, Inc.	100,000	7,391,000
Insurance 3.5%
Progressive Corp.	146,800	8,809,468

Health Care 16.6%
Biotechnology 1.1%
Celgene Corp.*	30,000	2,702,700
Health Care Equipment & Supplies 7.3%
Becton, Dickinson & Co.	39,100	9,789,467
DexCom, Inc.*	22,000	2,092,860
Edwards Lifesciences Corp.*	20,600	2,934,470
Inogen, Inc.*	7,500	1,494,375
Intuitive Surgical, Inc.*	3,870	1,966,695

		18,277,867

The accompanying notes are an integral part of the financial statements.

12	|	DWS Large Cap Focus Growth Fund

	Shares	Value ($)
Health Care Providers & Services 1.0%
PetIQ, Inc.* (a)	95,000	2,603,000
Health Care Technology 1.8%
Evolent Health, Inc. “A”*	225,000	4,545,000
Life Sciences Tools & Services 2.9%
Thermo Fisher Scientific, Inc.	31,300	7,340,789
Pharmaceuticals 2.5%
Aclaris Therapeutics, Inc.* (a)	80,000	1,371,200
Zoetis, Inc.	55,800	4,825,584

		6,196,784

Industrials 10.6%
Aerospace & Defense 2.7%
Boeing Co.	18,900	6,734,070
Electrical Equipment 2.1%
AMETEK, Inc.	68,500	5,329,300
Industrial Conglomerates 2.5%
Roper Technologies, Inc.	21,000	6,339,900
Machinery 1.6%
Parker-Hannifin Corp.	23,500	3,972,675
Road & Rail 1.7%
Norfolk Southern Corp.	25,400	4,292,600

Information Technology 37.7%
Electronic Equipment, Instruments & Components 1.5%
Trimble, Inc.*	105,000	3,706,500
Internet Software & Services 8.0%
Alphabet, Inc. “A”*	12,700	15,585,694
Facebook, Inc. “A”*	26,400	4,556,112

		20,141,806
IT Services 8.8%
Fidelity National Information Services, Inc.	65,600	6,765,328
Switch, Inc. “A”	200,000	2,604,000
Visa, Inc. “A”	93,500	12,785,190

		22,154,518
Semiconductors & Semiconductor Equipment 2.1%
NVIDIA Corp.	21,590	5,286,527
Software 12.3%
Activision Blizzard, Inc.	82,200	6,035,124
Globant SA*	45,842	2,541,481
Microsoft Corp.	147,800	15,678,624
salesforce.com, Inc.*	25,000	3,428,750
ServiceNow, Inc.*	17,000	2,991,320

		30,675,299

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	13

	Shares	Value ($)
Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	66,100	12,578,169

Materials 1.0%
Construction Materials
Vulcan Materials Co.	21,500	2,408,000

Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	35,200	4,273,984

Telecommunication Services 1.4%
Wireless Telecommunication Services
T-Mobile U.S., Inc.*	59,700	3,582,000

Total Common Stocks (Cost $147,754,807)		242,172,420

Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.81% (b) (c) (Cost $2,904,623)	2,904,623	2,904,623

Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 1.86% (b) (Cost $8,885,113)	8,885,113	8,885,113

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $159,544,543)	101.4	253,962,156
Other Assets and Liabilities, Net	(1.4)	(3,495,969)

Net Assets	100.0	250,466,187

A summary of the Fund’s transactions with affiliated investments during the year ended July 31, 2018 are as follows:

Value ($) at 7/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 7/31/2018	Value ($) at 7/31/2018
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.81% (b) (c)
3,323,820	—	419,197	—	—	28,509	—	2,904,623	2,904,623
Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 1.86% (b)
6,537,879	56,422,013	54,074,779	—	—	57,794	—	8,885,113	8,885,113
9,861,699	56,422,013	54,493,976	—	—	86,303	—	11,789,736	11,789,736

The accompanying notes are an integral part of the financial statements.

14	|	DWS Large Cap Focus Growth Fund

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at July 31, 2018 amounted to $2,863,132, which is 1.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)

Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended July 31, 2018.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$242,172,420	$—	$—	$242,172,420
Short-Term Investments (d)	11,789,736	—	—	11,789,736
Total	$253,962,156	$—	$—	$253,962,156

There have been no transfers between fair value measurement levels during the year ended July 31, 2018.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	15

Statement of Assets and Liabilities

as of July 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $147,754,807) — including $2,863,132 of securities loaned	$242,172,420
Investment in DWS Government & Agency Securities Portfolio (cost $2,904,623)*	2,904,623
Investment in DWS Central Cash Management Government Fund (cost $8,885,113)	8,885,113
Receivable for Fund shares sold	41,453
Dividends receivable	7,031
Interest receivable	10,376
Other assets	19,770
Total assets	254,040,786

Liabilities
Payable upon return of securities loaned	2,904,623
Payable for Fund shares redeemed	328,058
Accrued management fee	131,680
Accrued Trustees’ fees	4,313
Other accrued expenses and payables	205,925
Total liabilities	3,574,599
Net assets, at value	$250,466,187

Net Assets Consist of
Undistributed net investment income	166,046
Net unrealized appreciation (depreciation) on investments	94,417,613
Accumulated net realized gain (loss)	12,041,287
Paid-in capital	143,841,241
Net assets, at value	$250,466,187

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Large Cap Focus Growth Fund

Statement of Assets and Liabilities as of July 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($26,333,616 ÷ 558,044 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$47.19
Maximum offering price per share (100 ÷ 94.25 of $47.19)	$50.07
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,708,636 ÷ 143,299 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$39.84
Class S
Net Asset Value, offering and redemption price per share ($208,794,471 ÷ 4,241,767 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$49.22
Institutional Class
Net Asset Value, offering and redemption price per share ($9,629,464 ÷ 193,043 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$49.88

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	17

Statement of Operations

for the year ended July 31, 2018

Investment Income
Income:
Dividends	$2,496,851
Income distributions — DWS Central Cash Management Government Fund	57,794
Securities lending income, net of borrower rebates	28,509
Total income	2,583,154
Expenses:
Management fee	1,479,300
Administration fee	240,537
Services to shareholders	353,936
Distribution and service fees	118,545
Custodian fee	4,269
Professional fees	87,922
Reports to shareholders	38,227
Registration fees	57,982
Trustees’ fees and expenses	13,737
Other	15,593
Total expenses before expense reductions	2,410,048
Expense reductions	(1,592)
Total expenses after expense reductions	2,408,456
Net investment income	174,698

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,314,333
Change in net unrealized appreciation (depreciation) on investments	22,626,981
Net gain (loss)	34,941,314
Net increase (decrease) in net assets resulting from operations	$35,116,012

The accompanying notes are an integral part of the financial statements.

18	|	DWS Large Cap Focus Growth Fund

Statements of Changes in Net Assets

	Years Ended July 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$174,698	$538,008
Net realized gain (loss)	12,314,333	9,704,132
Change in net unrealized appreciation (depreciation)	22,626,981	27,896,871
Net increase (decrease) in net assets resulting from operations	35,116,012	38,139,011
Distributions to shareholders from:
Net investment income:
Class S	(222,718)	(299,676)
Institutional Class	(9,623)	(13,102)
Net realized gains:
Class A	(899,411)	(1,667,871)
Class C	(235,670)	(459,057)
Class S	(6,880,658)	(11,830,667)
Institutional Class	(293,335)	(483,716)
Total distributions	(8,541,415)	(14,754,089)
Fund share transactions:
Proceeds from shares sold	12,732,564	40,775,554
Reinvestment of distributions	8,180,279	14,124,248
Payments for shares redeemed	(34,389,610)	(61,134,059)
Net increase (decrease) in net assets from Fund share transactions	(13,476,767)	(6,234,257)
Increase (decrease) in net assets	13,097,830	17,150,665
Net assets at beginning of period	237,368,357	220,217,692
Net assets at end of year (including undistributed net investment income of $166,046 and $227,442, respectively)	$250,466,187	$237,368,357

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	19

Financial Highlights

	Years Ended July 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$42.39	$38.46	$43.94	$42.26	$36.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.02	(.07)	(.03)	(.05)
Net realized and unrealized gain (loss)	6.46	6.61	.57	8.06	6.23
Total from investment operations	6.40	6.63	.50	8.03	6.18
Less distributions from:
Net investment income	—	—	—	—	(.47)
Net realized gains	(1.60)	(2.70)	(5.98)	(6.35)	—
Total distributions	(1.60)	(2.70)	(5.98)	(6.35)	(.47)
Net asset value, end of period	$47.19	$42.39	$38.46	$43.94	$42.26
Total Return (%)[b,c]	15.47	18.45	1.77	21.12	17.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	25	26	30	24
Ratio of expenses before expense reductions (%)	1.22	1.25	1.25	1.24	1.26
Ratio of expenses after expense reductions (%)	1.22	1.21	1.17	1.16	1.22
Ratio of net investment income (loss) (%)	(.15)	.05	(.17)	(.08)	(.12)
Portfolio turnover rate (%)	36	30	55	84	84

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Large Cap Focus Growth Fund

	Years Ended July 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$36.29	$33.54	$39.38	$38.76	$33.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.23)	(.31)	(.32)	(.32)
Net realized and unrealized gain (loss)	5.48	5.68	.45	7.29	5.72
Total from investment operations	5.15	5.45	.14	6.97	5.40
Less distributions from:
Net investment income	—	—	—	—	(.16)
Net realized gains	(1.60)	(2.70)	(5.98)	(6.35)	—
Total distributions	(1.60)	(2.70)	(5.98)	(6.35)	(.16)
Net asset value, end of period	$39.84	$36.29	$33.54	$39.38	$38.76
Total Return (%)[b,c]	14.60	17.60	.98	20.21	16.18

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	6	5
Ratio of expenses before expense reductions (%)	1.97	1.99	1.97	1.99	1.99
Ratio of expenses after expense reductions (%)	1.97	1.96	1.92	1.91	1.97
Ratio of net investment income (loss) (%)	(.89)	(.70)	(.92)	(.82)	(.87)
Portfolio turnover rate (%)	36	30	55	84	84

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	21

	Years Ended July 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$44.09	$39.86	$45.30	$43.28	$37.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.12	.03	.08	.05
Net realized and unrealized gain (loss)	6.72	6.88	.58	8.29	6.39
Total from investment operations	6.78	7.00	.61	8.37	6.44
Less distributions from:
Net investment income	(.05)	(.07)	(.07)	—	(.59)
Net realized gains	(1.60)	(2.70)	(5.98)	(6.35)	—
Total distributions	(1.65)	(2.77)	(6.05)	(6.35)	(.59)
Net asset value, end of period	$49.22	$44.09	$39.86	$45.30	$43.28
Total Return (%)	15.75	18.77 [b]	1.98 [b]	21.44 [b]	17.31 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	198	180	189	175
Ratio of expenses before expense reductions (%)	.95	.98	.98	.98	1.01
Ratio of expenses after expense reductions (%)	.95	.96	.92	.91	.97
Ratio of net investment income (loss) (%)	.12	.30	.08	.19	.13
Portfolio turnover rate (%)	36	30	55	84	84

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Large Cap Focus Growth Fund

	Years Ended July 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$44.65	$40.34	$45.77	$43.67	$37.74
Income (loss) from investment operations:
Net investment income[a]	.06	.12	.04	.06	.07
Net realized and unrealized gain (loss)	6.82	6.96	.58	8.39	6.46
Total from investment operations	6.88	7.08	.62	8.45	6.53
Less distributions from:
Net investment income	(.05)	(.07)	(.07)	—	(.60)
Net realized gains	(1.60)	(2.70)	(5.98)	(6.35)	—
Total distributions	(1.65)	(2.77)	(6.05)	(6.35)	(.60)
Net asset value, end of period	$49.88	$44.65	$40.34	$45.77	$43.67
Total Return (%)	15.78	18.76 [b]	1.99 [b]	21.43 [b]	17.41 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	8	8	10	5
Ratio of expenses before expense reductions (%)	.94	.98	1.00	.93	.96
Ratio of expenses after expense reductions (%)	.94	.96	.91	.91	.92
Ratio of net investment income (loss) (%)	.13	.30	.09	.14	.18
Portfolio turnover rate (%)	36	30	55	84	84

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	23

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Focus Growth Fund (formerly Deutsche Large Cap Focus Growth Fund) (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

24	|	DWS Large Cap Focus Growth Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The

DWS Large Cap Focus Growth Fund	|	25

Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended July 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, managed by DWS Investment Management Americas, Inc. As of July 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of July 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

26	|	DWS Large Cap Focus Growth Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$488,789
Undistributed long-term capital gains	$11,846,721
Net unrealized appreciation (depreciation) on investments	$94,289,437

At July 31, 2018, the aggregate cost of investments for federal income tax purposes was $159,672,719. The net unrealized appreciation for all investments based on tax cost was $94,289,437. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $97,263,692 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,974,255.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2018	2017
Distributions from ordinary income*	$1,274,473	$312,778
Distributions from long-term capital gains	$7,266,942	$14,441,311

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS Large Cap Focus Growth Fund	|	27

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended July 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $85,691,521 and $109,238,019, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily

28	|	DWS Large Cap Focus Growth Fund

net assets computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the year ended July 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.615% of the Fund’s average daily net assets.

For the period from August 1, 2017 through November 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.23%
Class C	1.98%
Class S	.98%
Institutional Class	.98%

Effective December 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class C	2.02%
Class S	1.02%
Institutional Class	1.02%

For the year ended July 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$1,361
Class C	231
$1,592

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s

DWS Large Cap Focus Growth Fund	|	29

average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2018, the Administration Fee was $240,537, of which $21,411 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2018
Class A	$10,449	$1,865
Class C	1,626	282
Class S	133,116	23,251
	$145,191	$25,398

In addition, for the year ended July 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$27,501
Class C	6,659
Class S	110,559
Institutional Class	11,243
$155,962

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended July 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2018
Class C	$43,190	$3,710

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has

30	|	DWS Large Cap Focus Growth Fund

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2018	Annual Rate
Class A	$61,024	$11,124	.24%
Class C	14,331	2,428	.25%
	$75,355	$13,552

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2018 aggregated $3,005.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended July 31, 2018, the CDSC for Class C shares aggregated $268. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended July 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,087, of which $6,781 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an

DWS Large Cap Focus Growth Fund	|	31

investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	62,180	$2,771,315	152,014	$5,908,912
Class C	32,239	1,227,984	45,862	1,500,625
Class S	158,224	7,290,756	653,392	26,481,667
Institutional Class	30,715	1,442,509	167,899	6,884,350
		$12,732,564		$40,775,554

Shares issued to shareholders in reinvestment of distributions
Class A	19,891	$857,105	44,455	$1,607,954
Class C	5,956	217,694	11,077	344,593
Class S	151,571	6,802,522	310,833	11,674,883
Institutional Class	6,663	302,958	13,060	496,818
		$8,180,279		$14,124,248

32	|	DWS Large Cap Focus Growth Fund

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(108,547)	$(4,786,228)	(277,312)	$(10,669,841)
Class C	(59,283)	(2,233,758)	(70,186)	(2,367,797)
Class S	(565,715)	(25,914,883)	(992,509)	(39,980,916)
Institutional Class	(31,124)	(1,454,741)	(199,178)	(8,115,505)
		$(34,389,610)		$(61,134,059)

Net increase (decrease)
Class A	(26,476)	$(1,157,808)	(80,843)	$(3,152,975)
Class C	(21,088)	(788,080)	(13,247)	(522,579)
Class S	(255,920)	(11,821,605)	(28,284)	(1,824,366)
Institutional Class	6,254	290,726	(18,219)	(734,337)
		$(13,476,767)		$(6,234,257)

F. Name Changes

In connection with adoption of the DWS brand, effective July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, was renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” became known as the “DWS Funds.” As a result, Deutsche Large Cap Focus Growth Fund was renamed DWS Large Cap Focus Growth Fund.

DWS Large Cap Focus Growth Fund	|	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS Large Cap Focus Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Large Cap Focus Growth Fund (one of the funds constituting Deutsche DWS Investment Trust, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

34	|	DWS Large Cap Focus Growth Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 21, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Large Cap Focus Growth Fund	|	35

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2018 to July 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

36	|	DWS Large Cap Focus Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/18	$1,033.10	$1,029.20	$1,034.50	$1,034.40
Expenses Paid per $1,000*	$6.05	$9.81	$4.69	$4.69

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/18	$1,018.84	$1,015.12	$1,020.18	$1,020.18
Expenses Paid per $1,000*	$6.01	$9.74	$4.66	$4.66

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Large Cap Focus Growth Fund	1.20%	1.95%	0.93%	0.93%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

The Fund paid distributions of $1.40 per share from net long-term capital gains during its year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,034,000 as capital gain dividends for its year ended July 31, 2018.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended July 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,756,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Large Cap Focus Growth Fund	|	37

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Large Cap Focus Growth Fund’s (now known as DWS Large Cap Focus Growth Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests

38	|	DWS Large Cap Focus Growth Fund

of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The

DWS Large Cap Focus Growth Fund	|	39

Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

40	|	DWS Large Cap Focus Growth Fund

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

DWS Large Cap Focus Growth Fund	|	41

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

42	|	DWS Large Cap Focus Growth Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS Large Cap Focus Growth Fund	|	43

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

44	|	DWS Large Cap Focus Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS Large Cap Focus Growth Fund	|	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

46	|	DWS Large Cap Focus Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Large Cap Focus Growth Fund	|	47

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

48	|	DWS Large Cap Focus Growth Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGCX	SCQGX	SGGIX
CUSIP Number	25157M 695	25157M 737	25157M 745	25157M 752
Fund Number	469	769	2060	1469

DWS Large Cap Focus Growth Fund	|	49

Notes

Notes

Notes

Notes

Notes

Notes

DLCFGF-2

(R-023513-9 9/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS large cap focus growth Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$72,036	$0	$0	$0
2017	$70,971	$1,500	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Focus Growth Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/6/2018